THIRD AMENDMENT TO INSURANCE AGENCY MASTER AGREEMENT THIS THIRD AMENDMENT TO INSURANCE AGENCY MASTER AGREEMENT (this “THIRD Amendment”) is entered into by and between Ivantage Select Agency, Inc. (“ISA”) and FedNat Underwriters, Inc., f/k/a Federated National Underwriters, Inc., a Florida corporation (collectively “Company””) (ISA and Company are each a “Party” and collectively the “Parties”). This Third Amendment shall be effective January 1, 2018. WHEREAS, Company and ISA entered into that certain Insurance Agency Master Agreement dated as of February 4, 2013, (the “Agreement”); WHEREAS, pursuant to Section 20 of the Agreement, the Agreement may be modified in writing as agreed to and executed by authorized representatives of both Parties; and WHEREAS, Company and ISA desire to make certain changes to the Agreement as more particularly described herein. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows: 1. Company and ISA agree that the “Bonus” section in the Second Revised Schedule A is deleted in its entirety. 2. Company and ISA agree that a Contingency Addendum will be added to the Insurance Agency Master Agreement for policies written by FedNat Insurance Company or any other insurance company that may be added to Schedule A of the Agreement in the future. The Contingency Addendum is attached to this Third Amendment. 3. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. 4. Unless expressly modified by this Third Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect. 5. This Third Amendment may be signed in multiple counterparts, which together shall constitute a single instrument. _______________________ Certain identified information has been omitted from this exhibit because it is not material and would be competitively harmful if publicly disclosed. Redactions are indicated by [***].

IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment as of the date below. FEDNAT UNDERWRITERS INC., f/k/a IVANTAGE SELECT AGENCY INC. FEDERATED NATIONAL UNDERWRITERS, INC. By: /s/ J. Gordon Jennings, III By: /s/ William Borst Name: J. Gordon Jennings, III Name: William Borst Title: President Title: Vice President Date: 8/10/2018 Date: August 6, 2018

CONTINGENCY ADDENDUM TO INSURANCE AGENCY MASTER AGREEMENT This Contingency Addendum to Insurance Agency Master Agreement (this “Addendum”) is effective January 1, 2018 and forms a part of the Insurance Agency Master Agreement as amended, the (“Agreement”) entered into as of February 4, 2013 by and between FedNat Underwriters, Inc., f/k/a Federated National Underwriters, Inc. (“Company”) and Ivantage Select Agency, Inc. (“ISA”). It is hereby agreed as follows: 1. In addition to any other commissions and/or compensation that may form part of the Agreement, and as additional consideration for ISA writing Subject Business, ISA shall be eligible to receive a Contingency Commission, subject to the terms and conditions of this Addendum. 2. ISA shall be eligible for a Contingency Commission in an amount equal to a percentage of ISA’s qualifying written premium (excluding policy and inspection fees) of Subject Business. The percent of Contingency Commission payable will correspond to the following matrixes: Table 1 Loss Qualifying Written Premium Ratio $100,000,000 $100,000,001- $110,000,001- $115,000,001- $120,000,001- $125,000,001- $130,000,001- $135,000,001- Fact or $110,000,000 $115,000,000 $120,000,000 $125,000,000 $130,000,000 $135,000,000 $140,000,000 <29.99% [***] [***] [***] [***] [***] [***] [***] [***] 30.00% - 34.99% [***] [***] [***] [***] [***] [***] [***] [***] 35.00% - 39.99% [***] [***] [***] [***] [***] [***] [***] [***] 40.00% - 44.99% [***] [***] [***] [***] [***] [***] [***] [***] 45.00% + [***] [***] [***] [***] [***] [***] [***] [***] Qualifying Written Premium Loss $140,000,001- $145,000,001- $150,000,001- $155,000,001 + Ratio Fact $145,000,000 $150,000,000 $155,000,000 or < 29.99% [***] [***] [***] [***] 30.00% - 34.99% [***] [***] [***] [***] 35.00% - 39.99% [***] [***] [***] [***] 40.00% - 44.99% [***] [***] [***] [***] 45.00% + [***] [***] [***] [***]

3. “Qualifying Written Premium” is equal to the premium under management. 4. Company shall determine ISA’s incentive commission by taking the factor in the Loss Ratio Factor Row (Table 1), dividing the total by 100, and multiplying by ISA’s Qualifying Written Premium at Calendar Year End. For example: If Company’s Qualifying Written Premium were to end the calendar year at $120,000,000 and have a Loss Ratio Factor of 36% through the Ivantage distribution, the Contingency Commission would be $[***]. 5. “Incentive Period” shall mean the one (1) year period of time beginning January 1 of each calendar year and ending December 31 of each calendar year. 6. “Loss Ratio Factor” is calculated by dividing the incurred losses and loss adjustment expenses (policy level paid and case reserves), net of changes, by earned premium with respect to FedNat Insurance Company or any other insurance company that may be added to Schedule A of the Agreement in the future (FedNat Insurance Company and such other insurance companies shall be collectively referred to herein as the “Insurers”) on policies produced by ISA under the Agreement within the given YTD calendar year. Company will cap each individual catastrophe occurrence as a percentage of the Insurers’ property catastrophe excess of loss retention calculated based on the percentage of Ivantage in-force premium to the Insurers total in-force premium (Ivantage in-force premium / Insurers total in-force premium) as of prior year end. IBNR is specifically excluded in the “Loss Ratio Factor” calculation except that each catastrophe occurrence loss amount will be estimated using the average of the current AIR and RMS catastrophe models, in the long-term perspective, including secondary uncertainty and loss amplification, but excluding storm surge and finalized at the end of the catastrophe occurrence calendar year. 7. The Contingency Commission shall be calculated at the end of the Incentive Period, and the amount so calculated, if any, shall be paid to ISA within ninety (90) days after the end of the Incentive Period. The Contingency Commission calculation shall apply to the first dollar of Subject Business. 8. “Subject Business” means all insurance business underwritten by Company, which has been placed with the Insurers during the Incentive Period pursuant to the Agreement. For clarification purposes, “Subject Business” shall include renewal policies. 9. This Addendum shall be effective for the calendar year of 2018 and each year forward until the Agreement is terminated. 10. Unless expressly modified by this Addendum, the terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Contingency Addendum effective as of the date first above written. FEDNAT UNDERWRITERS INC., f/k/a IVANTAGE SELECT AGENCY INC. FEDERATED NATIONAL UNDERWRITERS, INC. By: /s/ J. Gordon Jennings, III By: /s/ William Borst Name: J. Gordon Jennings, III Name: William Borst Title: President Title: Vice President Date: 8/10/2018 Date: August 6, 2018